ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS

(Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 57.0%

Lloyds TSB Group PLC —

SP ADR

9,680

$

364,452

FINANCIALS 10.8%

ING Groep N.V. — SP ADR

9,050

352,135

Goldman Sachs Group, Inc.

6,040

$

1,298,902

Barclays PLC — SP ADR†

8,450

341,126

Chittenden Corp.

32,400

1,154,088

AFLAC, Inc.

5,430

340,081

First Indiana Corp.

35,590

1,138,880

UnumProvident Corp.†

14,250

339,007

Alfa Corp.

52,500

1,137,675

Prudential Financial, Inc.

3,300

307,032

Commerce Group, Inc.†

31,460

1,131,931

Janus Capital Group, Inc.†

8,960

294,336

American Financial Realty

Annaly Mortgage

Trust

138,450

1,110,369

Management, Inc.†

16,110

292,880

KNBT Bancorp, Inc.†

71,630

1,104,535

Genworth Financial, Inc. —

Sterling Financial Corp.

66,540

1,092,587

Class A†

11,410

290,385

Travelers Cos, Inc.

20,280

1,091,064

AXA — SP ADR

7,250

287,898

Commerce Bancorp, Inc.†

28,460

1,085,464

IntercontinentalExchange,

U.S.B. Holding Co.

54,172

1,072,606

Inc.*

1,470

282,975

HSBC Holdings PLC — SP

Host Hotels & Resorts, Inc.†

14,040

239,242

ADR†

11,410

955,131

CME Group Inc.†

270

185,220

Allied World Assurance

American Financial Group,

Company Holdings Ltd

16,680

836,836

Inc.

6,150

177,612

Charles Schwab Corp.

32,270

824,498

Protective Life Corp.

3,930

161,209

Plum Creek Timber Co., Inc.

Jones Lang LaSalle, Inc.†

2,250

160,110

(REIT)†

17,640

812,146

Fidelity National Financial,

Aon Corp.

16,400

782,116

Inc. — Class A†

10,540

153,989

Alleghany Corp.*†

1,860

747,720

Apartment Investment &

Marsh & McLennan Cos., Inc.

25,820

683,455

Management Co. — Class

Loews Corp.

13,230

665,998

A†

4,350

151,076

Banco Santander Central

Taubman Centers, Inc.†

2,910

143,143

Hispano SA — SP ADR†

29,980

645,769

SLM Corp.†

6,650

133,931

JPMorgan Chase & Co.

14,130

616,774

Bank of New York Mellon

Morgan Stanley

10,040

533,224

Corp.

2,710

132,140

Federated Investors, Inc. —

BRE Properties, Inc. — Class

Class B†

12,480

513,677

A†

2,760

111,863

UBS AG — SP ADR†

10,870

500,020

Franklin Resources, Inc.†

840

96,121

Allstate Corp.

9,550

498,796

T. Rowe Price Group, Inc.†

1,260

76,709

Hartford Financial Services

Nymex Holdings, Inc.†

510

68,141

Group, Inc.

5,680

495,239

Eaton Vance Corp.†

960

43,594

Deutsche Bank AG— SP

Forestar Real Estate Group,

ADR†

3,500

452,935

Inc.*

1,640

38,688

Chubb Corp.

8,220

448,648

Guaranty Financial Group,

ACE Ltd.

7,230

446,669

Inc.*

1,640

26,240

Ameriprise Financial, Inc.

8,070

444,738

CIT Group, Inc.

850

20,426

Blackrock, Inc.

2,020

437,936

Total Financials

32,343,303

__________

Transatlantic Holdings, Inc.

5,850

425,119

ProLogis†

6,180

391,688

INDUSTRIALS 7.3%

Banco Bilbao Vizcaya

MTC Technologies, Inc.*

56,810

1,335,035

Argentaria SA — SP

Goodman Global, Inc.*

48,270

1,184,546

ADR†

15,980

387,515

First Consulting Group, Inc.*

88,450

1,143,658

Allianz AG - SP ADR

18,210

386,962

Midwest Air Group, Inc.*

72,870

1,078,476

Credit Suisse Group — SP

PHH Corp.*

52,230

921,337

ADR†

6,320

379,832

CSX Corp.

20,000

879,600

Trane, Inc.

16,824

785,849

1

ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS

(Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

URS Corp.*

13,780

$

748,667

Ryanair Holdings PLC — SP

Paccar, Inc.†

12,840

699,523

ADR*†

2,510

$

98,994

Precision Castparts Corp.

4,840

671,308

SPX Corp.

940

96,679

Caterpillar, Inc.

8,930

647,961

Woodward Governor Co.†

1,350

91,732

Terex Corp.*

9,200

603,244

Sunpower Corp.*†

700

91,273

Cummins, Inc.

4,060

517,122

EMCOR Group, Inc.*

3,390

80,106

Siemens AG — SP ADR†

3,280

516,141

Horizon Lines, Inc. — Class

Burlington Northern Santa Fe

A†

4,150

77,356

Corp.

6,060

504,374

Genco Shipping & Trading

Jacobs Engineering Group,

Ltd.

1,360

74,474

Inc.*†

5,010

479,006

Perini Corp.*†

1,750

72,485

Foster Wheeler Ltd.*

2,810

435,606

Fluor Corp.†

480

69,946

Norfolk Southern Corp.

8,250

416,130

Eagle Bulk Shipping, Inc.†

2,290

60,799

AGCO Corp.*

5,920

402,442

AMETEK, Inc.

1,220

57,145

Eaton Corp.

3,810

369,379

Roper Industries, Inc.†

910

56,911

Shaw Group, Inc.*†

6,080

367,475

Quintana Maritime Ltd.†

2,310

53,084

Waste Management, Inc.

11,150

364,270

Brady Corp. — Class A†

1,150

40,354

Steelcase, Inc. — Class A†

22,450

356,281

GrafTech International Ltd.*

2,180

38,695

Joy Global, Inc.

5,410

356,086

Energy Conversion Devices,

ITT Industries, Inc.

5,320

351,333

Inc.*†

980

32,977

Pall Corp.

8,090

326,189

Belden, Inc.†

670

29,815

Flowserve Corp.

3,060

294,372

Regal-Beloit Corp.

610

27,420

Quanta Services, Inc.*†

10,480

274,995

American Superconductor

Ryder System, Inc.

5,760

270,778

Corp.*†

960

26,246

KBR Inc.*

6,410

248,708

CH Robinson Worldwide, Inc.

180

9,742

Chicago Bridge & Iron, Co.

Stericycle, Inc.*†

130

7,722

N.V.†

3,840

232,090

Total Industrials

21,889,754

__________

Diana Shipping, Inc.†

7,020

220,849

Kirby Corp.*†

4,640

215,667

INFORMATION TECHNOLOGY 7.2%

ABB Ltd. — SP ADR

7,270

209,376

Alliance Data Systems

Deere & Co.

2,180

203,002

Corp.*†

18,480

1,385,815

Koninklijke Philips

NAVTEQ Corp.*

17,880

1,351,728

Electronics N.V.— SP

AMIS Holdings, Inc.*

132,439

1,327,039

ADR

4,520

193,230

Visual Sciences, Inc.*

71,230

1,316,330

Emerson Electric Co.

3,070

173,946

Hewlett-Packard Co.

24,650

1,244,332

Timken Co.†

4,920

161,622

Cognos Inc*

19,790

1,139,310

DRS Technologies, Inc.†

2,810

152,499

ASE Test Ltd.*

79,130

1,122,855

Manitowoc Co., Inc.

2,990

146,002

MoneyGram International,

BE Aerospace, Inc.*†

2,680

141,772

Inc.†

64,209

986,892

Granite Construction, Inc.

3,820

138,208

MEMC Electronic Materials,

Con-way, Inc.

3,260

135,420

Inc.*

10,580

936,224

DryShips, Inc.†

1,730

133,902

Novellus Systems, Inc.*†

32,150

886,376

Suntech Power Holdings Co.

Vishay Intertechnology, Inc.*

63,560

725,220

Ltd. - SP ADR*†

1,490

122,657

Juniper Networks, Inc.*†

20,750

688,900

Seaspan Corp.†

4,800

117,552

Electronic Data Systems

GATX Corp.†

3,170

116,276

Corp.

31,330

649,471

United Rentals, Inc.*

6,240

114,566

EMC Corp*†

31,900

591,107

First Solar, Inc.*

420

112,199

Nokia OYJ — SP ADR

15,380

590,438

McDermott International,

Teradyne, Inc.*

56,790

587,209

Inc.*†

1,780

105,073

Applied Materials, Inc.

28,910

513,442

Nvidia Corp.*

14,460

491,929

2

ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS

(Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

AVX Corp.

36,020

$

483,388

Radiation Therapy Services,

CommScope, Inc.*

8,061

396,703

Inc.*†

36,550

$

1,129,760

Xerox Corp.

21,000

339,990

GlaxoSmithKline PLC — SP

Avnet, Inc.*

9,500

332,215

ADR

15,750

793,642

Google, Inc. — Class A*

440

304,251

Novartis AG — SP ADR†

13,430

729,383

MasterCard, Inc.

1,160

249,632

UnitedHealth Group, Inc.

11,260

655,332

Computer Sciences Corp.*

4,780

236,467

Eli Lilly & Co.

12,240

653,494

Polycom, Inc.*†

8,250

229,185

Thermo Fisher Scientific,

Dolby Laboratories, Inc. —

Inc.*

10,520

606,794

Class A*

4,030

200,372

Sanofi-Aventis — SP ADR

12,720

579,142

SAP AG — SP ADR†

3,580

182,759

Pfizer, Inc.

25,160

571,887

Tellabs, Inc.*†

26,390

172,591

WellPoint, Inc.*

5,920

519,362

Affiliated Computer Services,

CIGNA Corp.

9,270

498,077

Inc. — Class A*

3,810

171,831

Aetna, Inc.

7,250

418,542

Intersil Corp. — Class A

6,590

161,323

Humana, Inc.*

5,060

381,069

eBay, Inc.*

4,600

152,674

AstraZeneca PLC — SP

Telefonaktiebolaget LM

ADR

8,550

366,111

Ericsson — SP ADR†

5,870

137,065

Waters Corp.*

4,400

347,908

Dycom Industries, Inc.*†

5,060

134,849

DENTSPLY International,

Riverbed Technology, Inc.*

4,810

128,619

Inc.

7,390

332,698

Convergys Corp.*

7,740

127,400

McKesson Corp.

5,040

330,170

Atmel Corp.*

29,490

127,397

Visicu, Inc.*

23,119

274,423

Gartner, Inc. — Class A*†

6,450

113,262

Brookdale Senior Living,

Trimble Navigation Ltd.*†

3,610

109,166

Inc.†

9,290

263,929

VeriSign, Inc.*†

2,020

75,972

Cerner Corp.*†

4,130

232,932

Equinix, Inc.*†

450

45,482

Coventry Health Care, Inc.*

3,800

225,150

Gmarket, Inc.*†

1,550

38,595

Quest Diagnostics, Inc.

4,200

222,180

Sohu.com, Inc.*

650

35,438

Express Scripts, Inc.*

2,910

212,430

ValueClick, Inc.*

1,490

32,631

Health Net, Inc.*

4,340

209,622

VistaPrint Ltd.*

730

31,281

WellCare Health Plans, Inc.*

4,780

202,720

Varian Semiconductor

VCA Antech, Inc.*

4,540

200,804

Equipment Associates,

Medco Health Solutions, Inc.*

1,860

188,604

Inc.*†

810

29,970

Alcon, Inc. — SP ADR

1,180

168,787

CNET Networks, Inc.*†

3,250

29,705

Invitrogen Corp.*

1,790

167,204

SAVVIS, Inc.*†

930

25,956

HLTH Corp.*†

11,600

155,440

DealerTrack Holdings, Inc.*†

690

23,094

Shire PLC — SP ADR†

2,180

150,311

Digital River, Inc.*†

670

22,157

Community Health Systems,

j2 Global Communications,

Inc.*†

3,920

144,491

Inc.*

920

19,476

Lincare Holdings, Inc.*

3,350

117,786

Total Information Technology

21,435,513

__________

Teva Pharmaceutical

Industries Ltd. — SP

HEALTH CARE 6.9%

ADR†

2,160

100,397

Baxter International, Inc.

23,680

1,374,624

Stryker Corp.†

1,210

90,411

Schering-Plough Corp.

46,980

1,251,547

Biogen Idec, Inc.*

1,510

85,949

Axcan Pharma, Inc.*

50,550

1,162,650

Total Health Care

20,671,431

__________

Aspreva Pharmaceuticals

Corp.*

44,020

1,144,520

CONSUMER DISCRETIONARY 6.9%

Sierra Health Services, Inc.*

27,170

1,140,053

Genesco, Inc.*†

37,250

1,408,050

E-Z-EM, Inc.*

54,970

1,139,528

Harrah's Entertainment, Inc.

15,530

1,378,288

Bradley Pharmaceuticals,

Riviera Holdings Corp.*

41,380

1,274,504

Inc.*

57,440

1,131,568

Kellwood Co.

76,510

1,273,126

3

ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS

(Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Penn National Gaming, Inc.*

19,140

$

1,139,787

Office Depot, Inc.*

3,890

$

54,110

CKX, Inc.*†

94,570

1,134,840

GSI Commerce, Inc.*†

2,650

51,675

Clear Channel

Central European Media

Communications, Inc.

31,800

1,097,736

Enterprises Ltd. — Class

Time Warner, Inc.

64,750

1,069,023

A*

430

49,871

Restoration Hardware, Inc.*†

159,030

1,044,827

Blue Nile, Inc.*†

530

36,072

Cumulus Media, Inc. — Class

Total Consumer Discretionary

20,609,341

__________

A*†

102,050

820,482

XM Satellite Radio Holdings,

ENERGY 5.4%

Inc.*†

60,160

736,358

US BioEnergy Corp.*†

126,499

1,481,303

McDonald's Corp.

12,000

706,920

Grant Prideco, Inc.*

21,710

1,205,122

DIRECTV Group, Inc.*

27,300

631,176

Markwest Hydrocarbon, Inc.

19,030

1,192,230

Amazon.com, Inc.*†

5,990

554,914

BP PLC — SP ADR

12,720

930,722

DaimlerChrysler AG— SP

Cameron International Corp.*

18,100

871,153

ADR†

4,790

458,068

Total SA — SP ADR

10,430

861,518

Walt Disney Co.†

13,660

440,945

Hess Corp.†

7,730

779,648

Home Depot, Inc.

13,960

376,082

Royal Dutch Shell PLC — SP

Expedia, Inc.*†

11,150

352,563

ADR†

8,610

724,962

Comcast Corp. — Class A*†

19,090

348,583

Anadarko Petroleum Corp.

10,100

663,469

Carnival Corp.

7,490

333,230

ConocoPhillips

7,350

649,005

GameStop Corp. — Class A*

4,880

303,097

ENSCO International, Inc.†

10,490

625,414

CTC Media, Inc.*

9,010

272,102

Valero Energy Corp.

8,800

616,264

AutoZone, Inc.*

1,940

232,625

Cal Dive International, Inc.*†

41,418

548,374

Big Lots, Inc.*†

13,680

218,743

ENI-Ente Nazionale

Kohl's Corp.*

4,210

192,818

Idrocarburi — SP ADR

7,510

543,949

Priceline.com, Inc.*†

1,490

171,141

National-Oilwell Varco, Inc.*

6,490

476,755

Discovery Holding Co. —

Chesapeake Energy Corp.†

11,940

468,048

Class A*

6,790

170,701

Noble Corp.

8,100

457,731

Burger King Holdings, Inc.

5,440

155,094

Cimarex Energy Co.

8,750

372,138

Hasbro, Inc.†

5,790

148,108

Superior Energy Services*

8,530

293,603

Whirlpool Corp.

1,720

140,404

Newfield Exploration Co.*

5,440

286,688

Mattel, Inc.

7,090

134,994

Denbury Resources, Inc.*

9,080

270,130

MGM Mirage, Inc.*

1,510

126,870

Marathon Oil Corp.

4,390

267,175

Virgin Media, Inc.

7,040

120,666

Patterson-UTI Energy, Inc.†

11,890

232,093

Mohawk Industries, Inc.*†

1,600

119,040

Unit Corp.*

4,900

226,625

American Eagle Outfitters,

Dresser-Rand Group, Inc.*

4,580

178,849

Inc.

5,540

115,066

Transocean, Inc.†

1,080

154,602

BorgWarner, Inc.

2,260

109,407

Oceaneering International,

Luxottica Group — SP ADR†

3,390

106,751

Inc.*

2,170

146,150

RadioShack Corp.†

6,270

105,712

Tesoro Corp.

2,710

129,267

ITT Educational Services,

Halliburton Co.

2,660

100,841

Inc.*

1,230

104,882

FMC Technologies, Inc.*

1,600

90,720

Ross Stores, Inc.

4,080

104,326

Diamond Offshore Drilling,

Wynn Resorts Ltd.†

930

104,281

Inc.†

620

88,040

Dollar Tree Stores, Inc.*

3,970

102,902

Weatherford International

Phillips-Van Heusen Corp.

2,670

98,416

Ltd.*

1,250

85,750

Garmin Ltd.

890

86,330

Tenaris SA — SP ADR

1,580

70,673

Netflix, Inc.*†

3,210

85,450

Smith International, Inc.

920

67,942

Johnson Controls, Inc.

2,310

83,252

Total Energy

16,156,953

__________

Guess?, Inc.†

1,860

70,475

Systemax, Inc.†

2,680

54,458

4

ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS

(Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

TELECOMMUNICATION SERVICES 3.5%

CONSUMER STAPLES 3.3%

SunCom Wireless Holdings,

Reddy Ice Holdings, Inc.†

43,580

$

1,103,010

Inc. — Class A*†

42,730

$

1,140,036

Reynolds American, Inc.†

13,630

899,035

Rural Cellular Corp. — Class

Safeway, Inc.

24,060

823,093

A*

25,710

1,133,554

Molson Coors Brewing Co.

Vodafone Group PLC — SP

— Class B

15,510

800,626

ADR

30,290

1,130,423

Energizer Holdings, Inc.*

6,540

733,330

Telefonica SA — SP ADR

8,180

798,286

Del Monte Foods Co.

65,350

618,211

U.S. Cellular Corp.*†

8,290

697,189

Wal-Mart Stores, Inc.

12,890

612,662

AT&T, Inc.

14,820

615,919

Altria Group, Inc.

7,960

601,617

CenturyTel, Inc.

14,490

600,755

NBTY, Inc.*

19,100

523,340

Verizon Communications,

Unilever NV†

12,890

469,969

Inc.

13,550

592,000

Diageo PLC — SP ADR

4,940

424,000

China Mobile Ltd. — SP

Alberto-Culver Co.

14,970

367,364

ADR†

5,450

473,442

Great Atlantic & Pacific Tea

Telephone & Data Systems,

Co.*†

11,368

356,159

Inc.

7,260

454,476

PepsiAmericas, Inc.

10,120

337,198

Deutsche Telekom AG — SP

Bunge, Ltd.

2,040

237,476

ADR

16,760

363,189

Pepsi Bottling Group, Inc.†

5,840

230,446

BT Group PLC — SP ADR

6,590

355,333

Cadbury Schweppes PLC —

Covad Communications

SP ADR

4,000

197,480

Group, Inc.*

400,720

344,619

SUPERVALU, Inc.

5,250

196,980

NII Holdings, Inc. — Class

CVS Corp.

3,370

133,958

B*†

6,090

294,269

Dean Foods Co.

5,000

129,300

France Telecom SA — SP

Hansen Natural Corp.*

1,350

59,792

ADR

7,160

255,111

Total Consumer Staples

9,855,046

__________

America Movil SAB de CV

— SP ADR

3,520

216,093

MATERIALS 3.0%

Telecom Italia — SP ADR†

6,360

196,142

Huntsman Corp.

46,980

1,207,386

Vimpel-Communications —

Myers Industries, Inc.†

56,810

822,041

SP ADR

4,570

190,112

E.I. du Pont de Nemours and

Mobile Telesystems — SP

Co.

16,830

742,035

ADR†

1,690

172,025

Rio Tinto PLC — SP ADR†

1,580

663,442

Turkcell Iletisim Hizmet AS,

United States Steel Corp.†

5,080

614,223

Inc. — SP ADR†

4,090

112,761

BHP Billiton Ltd. — SP

Rogers Communications, Inc.

ADR†

7,700

539,308

— Class B

2,480

112,220

Anglo American PLC — SP

SK Telecom Co. Ltd. — SP

ADR†

17,550

532,993

ADR

2,680

79,971

Alcoa, Inc.

11,410

417,035

American Tower Corp. —

Dow Chemical Co.

10,490

413,516

Class A*

1,790

76,254

Steel Dynamics, Inc.†

6,470

385,418

Philippine Long Distance

The Mosaic Co.*

3,070

289,624

Telephone Co. — SP

Albemarle Corp.†

6,490

267,712

ADR

1,000

75,720

Southern Copper Corp.†

2,310

242,850

Crown Castle International

Companhia Vale do Rio Doce

Corp.*†

1,270

52,832

— SP ADR

7,280

237,838

MetroPCS Communications,

Reliance Steel & Aluminum

Inc.*†

2,340

45,513

Co.

2,970

160,974

Total Telecommunication Services

10,578,244

__________

POSCO — SP ADR

1,040

156,426

Lubrizol Corp.

2,500

135,400

5

ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Potash Corporation of

iShares S&P GSCI

Saskatchewan†

940

$

135,322

Commodity Indexed

Barrick Gold Corp.

3,090

129,935

Trust*†

229,940 $

__________

12,127,036

Cleveland-Cliffs, Inc.

1,050

105,840

Temple-Inland, Inc.†

4,920

102,582

Total Exchange Traded Funds

Goldcorp, Inc.†

2,960

100,433

(Cost $20,500,504)

__________

24,410,525

Praxair, Inc.

980

86,936

Owens-Illinois, Inc.*

1,690

83,655

Air Products & Chemicals,

Face

Inc.

770

75,945

Amount

Teck Cominco Ltd. - Class B

1,960

69,992

REPURCHASE AGREEMENTS

AK Steel Holding Corp.*

1,480

68,435

12.0%

Agrium, Inc.

880

63,545

Collateralized by U.S. Treasury

Freeport-McMoRan Copper &

Obligations

Gold, Inc. — Class B

520

53,269

Lehman Brothers Holdings,

Celanese Corp.

1,170

49,514

Inc. issued 12/31/07 at

PPG Industries, Inc.

700

49,161

1.00% due 01/02/08††

$

18,336,772

18,336,772

Sigma-Aldrich Corp.†

810

44,226

Mizuho Financial Group, Inc.

Total Materials

__________

9,047,011

issued 12/31/07 at 1.40%

due 01/02/08

15,221,159

15,221,159

Morgan Stanley issued

UTILITIES 2.7%

12/31/07 at 1.20% due

Energy East Corp.

41,170

1,120,236

01/02/08

2,341,717

2,341,717

Puget Energy, Inc.

40,430

1,108,995

__________

Aquila, Inc.*†

289,260

1,078,940

Southern Union Co.

22,720

667,059

Total Repurchase Agreements

CenterPoint Energy, Inc.†

38,030

651,454

(Cost $35,899,648)

__________

35,899,648

NRG Energy, Inc.*†

14,970

648,800

Public Service Enterprise

SECURITIES LENDING COLLATERAL 13.1%

Group, Inc.

4,880

479,411

Investment in Securities Lending Short

PPL Corp.

7,480

389,633

Term

Entergy Corp.

2,250

268,920

Investment Portfolio Held by

Sierra Pacific Resources†

13,420

227,872

U.S. Bank

39,349,392

__________

39,349,392

Reliant Energy, Inc.*

8,250

216,480

PG&E Corp.†

4,960

213,726

Total Securities Lending Collateral

Duke Energy Corp.

10,300

207,751

(Cost $39,349,392)

39,349,392

__________

Northeast Utilities

6,360

199,132

Total Long Securities 90.2%

Xcel Energy, Inc.

8,180

184,623

(Cost $262,727,532)

$

270,336,067

Constellation Energy Group,

Shares

Inc.

1,520

155,846

COMMON STOCKS SOLD SHORT (34.4)%

SCANA Corp.

3,190

134,458

TECO Energy, Inc.†

5,940

102,227

TELECOMMUNICATION SERVICES (0.3)%

Dynegy Inc.*

4,810

34,343

Level 3 Communications,

Total Utilities

__________

8,089,906

Inc.*

137,090

(416,754)

Sprint Nextel Corp.

34,280

(450,096)

Total Common Stocks

Total Telecommunication Services

__________

(866,850)

(Cost $166,977,988)

170,676,502

__________

MATERIALS (1.9)%

EXCHANGE TRADED FUNDS 8.1%

Eastman Chemical Co.

1,210

(73,919)

iShares MSCI Emerging

Scotts Miracle-Gro Co. -

Markets Index Fund†

81,770

12,283,489

Class A

2,900

(108,518)

6

ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Louisiana-Pacific Corp.

8,360

$

(114,365)

WM Wrigley Jr Co.

10,500

$

(614,775)

International Flavors &

Colgate-Palmolive Co.

8,330

(649,407)

Fragrances, Inc.

2,590

(124,657)

Sara Lee Corp.

43,860

(704,392)

Ashland, Inc.

2,800

(132,804)

Archer-Daniels-Midland Co.

17,260

(801,382)

Pactiv Corp.*

5,900

(157,117)

Avon Products, Inc.

33,871

(1,338,921)

Vulcan Materials Co.

2,030

(160,553)

Total Consumer Staples

__________

(6,954,521)

Allegheny Technologies, Inc.

2,160

(186,624)

Sonoco Products Co.

6,420

(209,805)

HEALTH CARE (3.6)%

Nucor Corp.

5,160

(305,575)

PDL BioPharma, Inc.*

160

(2,803)

Newmont Mining Corp.

6,450

(314,953)

Mylan, Inc.

3,050

(42,883)

Monsanto Co.

3,590

(400,967)

Warner Chilcott*

5,830

(103,366)

Westlake Chemical Corp.

23,220

(440,948)

Health Management

Weyerhaeuser Co.

6,420

(473,411)

Associates, Inc. — Class

Ecolab, Inc.

9,680

(495,713)

A

18,590

(111,168)

Sealed Air Corp.

21,570

(499,130)

Advanced Medical Optics,

Crown Holdings, Inc.*

24,140

(619,191)

Inc.*

5,110

(125,348)

Bemis Co., Inc.

31,490

(862,196)

Forest Laboratories, Inc.*

3,760

(137,052)

Total Materials

__________

(5,680,446)

Sepracor, Inc.*

6,060

(159,075)

Intuitive Surgical, Inc.*

500

(162,250)

UTILITIES (2.2)%

Omnicare, Inc.

7,650

(174,497)

Equitable Resources, Inc.

2,640

(140,659)

King Pharmaceuticals, Inc.*

18,700

(191,488)

DPL, Inc.

5,120

(151,808)

Celgene Corp.*

4,610

(213,028)

Exelon Corp.

2,370

(193,487)

Amylin Pharmaceuticals,

AES Corp.*

13,670

(292,401)

Inc.*

6,890

(254,930)

Oneok, Inc.

6,730

(301,302)

Vertex Pharmaceuticals, Inc.*

11,970

(278,063)

Allegheny Energy, Inc.

5,180

(329,500)

Varian Medical Systems,

Consolidated Edison, Inc.

7,290

(356,117)

Inc.*

5,410

(282,186)

NiSource, Inc.

19,370

(365,899)

Hospira, Inc.*

8,400

(358,176)

Aqua America, Inc.

21,720

(460,464)

Boston Scientific Corp.*

32,980

(383,558)

Pepco Holdings, Inc.

19,050

(558,737)

CR Bard, Inc.

4,720

(447,456)

Ameren Corp.

10,840

(587,636)

Genzyme Corp.*

6,540

(486,838)

Pinnacle West Capital Corp.

14,500

(614,945)

Allergan, Inc.

7,610

(488,866)

OGE Energy Corp.

18,230

(661,567)

Tenet Healthcare Corp.*

114,632

(582,331)

Hawaiian Electric Industries,

Bristol-Myers Squibb Co.

22,241

(589,831)

Inc.

33,130

(754,370)

Gilead Sciences, Inc.*

14,431

(663,970)

Great Plains Energy, Inc.

30,741

(901,304)

Amgen, Inc.*

14,580

(677,095)

Total Utilities

__________

(6,670,196)

Merck & Co., Inc.

12,310

(715,334)

Abbott Laboratories

12,800

(718,720)

CONSUMER STAPLES (2.3)%

Millennium Pharmaceuticals,

Constellation Brands, Inc. —

Inc.*

50,130

(750,947)

Class A*

2,780

(65,719)

Hillenbrand Industries, Inc.

13,660

(761,272)

Rite Aid Corp.*

73,100

(203,949)

Johnson & Johnson

13,130

(875,771)

Whole Foods Market, Inc.

6,680

(272,544)

Total Health Care

(10,738,302)

__________

Bare Escentuals, Inc.*

12,990

(315,007)

Walgreen Co.

8,290

(315,683)

INDUSTRIALS (3.8)%

Great Atlantic & Pacific Tea

Alexander & Baldwin, Inc.

470

(24,280)

Co.*

11,368

(356,159)

AMR Corp.*

3,880

(54,436)

Brown-Forman Corp.

4,980

(369,068)

US Airways Group, Inc.*

4,520

(66,489)

Hershey Co.

11,450

(451,130)

Tyco International Ltd.

2,050

(81,283)

Tyson Foods, Inc. - Class A

32,380

(496,385)

Avis Budget Group, Inc.*

7,190

(93,470)

7

ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

FedEx Corp.

1,100

$

(98,087)

Murphy Oil Corp.

9,880

$

(838,219)

UTi Worldwide, Inc.

6,370

(124,852)

Markwest Energy Partners LP

26,610

(898,886)

Hubbell, Inc. — Class B

2,500

(129,000)

VeraSun Energy Corp.*

110,990

(1,695,927)

YRC Worldwide, Inc.*

8,370

(143,043)

Total Energy

(11,728,127)

__________

ChoicePoint, Inc.*

4,080

(148,594)

Graco, Inc.

4,740

(176,612)

CONSUMER DISCRETIONARY (3.9)%

Brink's Co.

3,160

(188,778)

MDC Holdings, Inc.

90

(3,342)

Monster Worldwide, Inc.*

6,620

(214,488)

KB Home

1,300

(28,080)

WESCO International, Inc.*

5,780

(229,119)

Goodyear Tire & Rubber Co.*

1,150

(32,453)

Fastenal Co.

5,850

(236,457)

Carmax, Inc.*

1,730

(34,167)

Dun & Bradstreet Corp.

2,680

(237,528)

Circuit City Stores, Inc.

12,540

(52,668)

Cintas Corp.

7,770

(261,227)

Gannett Co., Inc.

1,670

(65,130)

HNI Corp.

7,530

(264,002)

Chico's FAS, Inc.*

7,470

(67,454)

Ingersoll-Rand Co. — Class

Pool Corp.

3,760

(74,561)

A

6,380

(296,479)

Coldwater Creek, Inc.*

12,030

(80,481)

Rockwell Collins, Inc.

5,380

(387,199)

Warner Music Group Corp.

14,980

(90,779)

Corporate Executive Board

Lennar Corp. — Class A

6,040

(108,056)

Co.

6,760

(406,276)

AnnTaylor Stores Corp.*

4,290

(109,652)

Robert Half International, Inc.

16,000

(432,640)

Macy's, Inc.

4,600

(119,002)

Owens Corning, Inc.*

25,340

(512,375)

Foot Locker, Inc.

8,940

(122,120)

Pitney Bowes, Inc.

14,170

(539,027)

Lowe's Cos., Inc.

5,580

(126,220)

URS Corp.*

9,940

(540,040)

Scientific Games Corp. —

Masco Corp.

26,980

(583,038)

Class A*

3,850

(128,012)

General Electric Co.

17,640

(653,915)

Harman International

Expeditors International

Industries, Inc.

1,820

(134,152)

Washington, Inc.

14,880

(664,838)

Wendy's International, Inc.

5,410

(139,794)

United Parcel Service, Inc. —

Apollo Group, Inc. — Class

Class B

11,580

(818,938)

A*

2,070

(145,211)

Southwest Airlines Co.

87,400

(1,066,280)

Career Education Corp.*

5,950

(149,583)

USG Corp.*

44,290

(1,585,139)

DR Horton, Inc.

11,810

(155,538)

Total Industrials

(11,257,929)

__________

Toll Brothers, Inc.*

7,980

(160,079)

Urban Outfitters, Inc.*

6,460

(176,100)

ENERGY (3.9)%

OfficeMax, Inc.

8,740

(180,568)

Teekay Corp.

70

(3,725)

Wyndham Worldwide Corp.

8,030

(189,187)

Western Refining, Inc.

220

(5,326)

Eastman Kodak Co.

9,740

(213,014)

Cheniere Energy, Inc.*

300

(9,792)

Coach, Inc.*

7,040

(215,283)

Tetra Technologies, Inc.*

24,520

(381,776)

Liberty Media Corp. -

BJ Services Co.

18,570

(450,508)

Capital*

1,890

(220,166)

Massey Energy Co.

12,950

(462,962)

Marriott International, Inc. —

W&T Offshore, Inc.

15,790

(473,068)

Class A

7,130

(243,703)

Peabody Energy Corp.

7,700

(474,628)

Pulte Homes, Inc.

23,190

(244,423)

Quicksilver Resources, Inc.*

8,450

(503,536)

Centex Corp.

9,820

(248,053)

Nabors Industries Ltd.*

18,590

(509,180)

H&R Block, Inc.

17,170

(318,847)

Baker Hughes, Inc.

6,280

(509,308)

International Game

Forest Oil Corp.*

10,300

(523,652)

Technology

7,440

(326,839)

Cal Dive International, Inc.

41,418

(548,374)

General Motors Corp.

17,881

(445,058)

Arch Coal, Inc.

12,650

(568,365)

Best Buy Co., Inc.

8,640

(454,896)

Southwestern Energy Co.*

12,281

(684,297)

Saks, Inc.*

22,170

(460,249)

Pioneer Natural Resources

CBS Corp.

17,510

(477,148)

Co.

14,240

(695,482)

DreamWorks Animation

Sunoco, Inc.

9,940

(720,054)

SKG, Inc. — Class A*

19,510

(498,285)

Apache Corp.

7,170

(771,062)

8

ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Interpublic Group of Cos.,

Legg Mason, Inc.

380

$

(27,797)

Inc.*

62,470 $

(506,632)

CapitalSource, Inc.

2,070

(36,411)

Starbucks Corp.*

26,221

(536,744)

Brandywine Realty Trust

2,110

(37,832)

Ford Motor Co.*

98,340

(661,828)

AMBAC Financial Group,

Sirius Satellite Radio, Inc.*

399,173

(1,209,494)

Inc.

1,510

(38,913)

Washington Post Co. - Class

Old Republic International

B

2,290

(1,812,375)

Corp.

2,960

(45,614)

Total Consumer Discretionary

(11,765,426)

__________

SEI Investments Co.

1,560

(50,185)

Thornburg Mortgage, Inc.

8,190

(75,676)

INFORMATION TECHNOLOGY (5.7)%

iStar Financial, Inc.

3,120

(81,276)

BEA Systems, Inc.*

1,110

(17,516)

First Horizon National Corp.

5,910

(107,266)

Micron Technology, Inc.*

3,920

(28,420)

Federal National Mortgage

LSI Logic Corp.*

6,890

(36,586)

Association

2,780

(111,144)

Ciena Corp.*

2,020

(68,902)

Forest City Enterprises, Inc.

Cypress Semiconductor

— Class A

2,630

(116,877)

Corp.*

2,081

(74,978)

National City Corp.

7,290

(119,993)

QLogic Corp.*

6,540

(92,868)

Cincinnati Financial Corp.

3,100

(122,574)

Cognizant Technology

WR Berkley Corp.

4,140

(123,413)

Solutions Corp. — Class

PMI Group, Inc.

9,620

(127,754)

A*

4,920

(166,985)

E*Trade Financial Corp.*

36,510

(129,610)

Motorola, Inc.

11,600

(186,064)

Whitney Holding Corp.

5,110

(133,626)

National Instruments Corp.

5,700

(189,981)

Arthur J Gallagher & Co.

6,130

(148,285)

Jabil Circuit, Inc.

14,770

(225,538)

Capitol Federal Financial

5,290

(163,990)

Sanmina-SCI Corp.*

134,860

(245,445)

MBIA, Inc.

9,030

(168,229)

Lexmark International, Inc. -

UDR, Inc.

8,640

(171,504)

Class A*

9,420

(328,381)

Conseco, Inc.*

13,680

(171,821)

Paychex, Inc.

10,160

(367,995)

Webster Financial Corp.

5,540

(177,114)

Activision, Inc.*

13,481

(400,386)

NYSE Euronext

2,040

(179,051)

Akamai Technologies, Inc.*

12,030

(416,238)

Capital One Financial Corp.

3,950

(186,677)

Yahoo!, Inc.*

18,020

(419,145)

Kilroy Realty Corp.

3,780

(207,749)

Acxiom Corp.

37,860

(444,098)

Astoria Financial Corp.

9,100

(211,757)

Unisys Corp.*

101,200

(478,676)

Developers Diversified Realty

Advanced Micro Devices,

Corp.

5,670

(217,104)

Inc.*

77,480

(581,100)

Regency Centers Corp.

3,740

(241,193)

Synopsys, Inc.*

22,440

(581,869)

Countrywide Financial Corp.

27,450

(245,403)

Adobe Systems, Inc.*

13,731

(586,726)

CB Richard Ellis Group, Inc.

Network Appliance, Inc.*

23,970

(598,291)

— Class A*

11,520

(248,256)

Intuit, Inc.*

19,720

(623,349)

Brown & Brown, Inc.

10,630

(249,805)

Intel Corp.

27,090

(722,219)

Huntington Bancshares, Inc.

18,720

(276,307)

Novell, Inc.*

105,280

(723,274)

First American Corp.

8,111

(276,719)

Tech Data Corp.*

19,620

(740,066)

Zions Bancorporation

5,950

(277,805)

Salesforce.com, Inc.*

11,850

(742,877)

Popular, Inc.

26,680

(282,808)

JDS Uniphase Corp.*

63,891

(849,750)

AvalonBay Communities, Inc.

3,050

(287,127)

Omniture, Inc.*

36,940

(1,229,733)

Lazard — Class A

7,330

(298,184)

ON Semiconductor Corp.*

161,442

(1,433,605)

Kimco Realty Corp.

8,920

(324,688)

Euronet Worldwide, Inc.*

49,244

(1,477,320)

Washington Mutual, Inc.

25,580

(348,144)

Electronic Arts, Inc.*

34,780

(2,031,500)

St Joe Co.

10,420

(370,014)

Total Information Technology

(17,109,881)

__________

XL Capital

7,540

(379,337)

Federal Realty Invs Trust

4,730

(388,570)

FINANCIALS (6.8)%

New York Community

Westamerica Bancorporation

160

(7,128)

Bancorp, Inc.

22,290

(391,858)

M&T Bank Corp.

4,880

(398,062)

9

ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Unrealized

Shares

Value

Contracts

Gain (Loss)

Gramercy Capital Corp.

18,230

$

(443,171)

Futures Contracts Purchased

Everest Re Group

4,440

(445,776)

March 2008 S&P 500 Index

Simon Property Group, Inc.

5,650

(490,759)

Mini Futures Contracts

Progressive Corp.

25,710

(492,604)

(Aggregate Market Value of

Fifth Third Bancorp

19,790

(497,323)

Contracts $43,792,650)

594 $

239,590

AmeriCredit Corp.*

39,500

(505,205)

March 2008 Russell 2000 Index

Regions Financial Corp.

23,000

(543,950)

Futures Contracts

Macerich Co.

8,200

(582,692)

(Aggregate Market Value of

Sovereign Bancorp, Inc.

51,240

(584,136)

Contracts $6,699,000)

87

68,739

Moody's Corp.

16,590

(592,263)

March 2008 S&P Mid Cap 400

Keycorp

26,890

(630,571)

Index Mini Futures Contracts

Allied Capital Corp.

30,360

(652,740)

(Aggregate Market Value of

Leucadia National Corp.

14,480

(682,008)

Contracts $9,655,520)

112

26,128

PNC Financial Services

March 2008 U.S. Dollar 10

Group, Inc.

11,170

(733,311)

Year Note Futures Contracts

PartnerRe

8,890

(733,692)

(Aggregate Market Value of

People's United Financial, Inc.

45,120

(803,136)

Contracts $31,295,813)

276

(153,507)

Toronto-Dominion Bank

12,830

(897,459)

March 2008 Nikkei 225 Futures

National Penn Bancshares,

Contracts

Inc.

80,300

(1,215,742)

(Aggregate Market Value of

Total Financials

(20,307,188)

__________

Contracts $15,847,425)

209

(998,863)

(Total Aggregate Market Value of Contracts

Total Common Stocks Sold Short

$107,290,408)

$

__________

(817,913)

(Proceeds $106,512,947)

$(103,078,866)

Total Short Sales (34.4)%

Foreign Currency Futures Contracts Sold Short

(Proceeds $106,512,947)

$(103,078,866)

__________

March 2008 Swedish Krona

Other Assets in Excess of

Futures Contracts

Liabilities – 44.2%

$

___________

132,298,848

(Aggregate Market Value of

Net Assets – 100.0%

$

___________

299,556,049

Contracts $5,850,480)

19 $

80,513

March 2008 Swiss Franc

Unrealized

Futures Contracts

Contracts

Loss

(Aggregate Market Value of

Foreign Currency Futures Contracts Purchased

Contracts $5,855,175)

53

53,180

March 2008 Australian Dollar

March 2008 Japanese Yen

Futures Contracts

Futures Contracts

(Aggregate Market Value of

(Aggregate Market Value of

Contracts $5,933,680)

68 $

(45,414)

Contracts $6,331,500)

56

4,740

March 2008 New Zealand

(Total Aggregate Market Value of Contracts

Dollar Futures Contracts

$48,487,055)

$

__________

138,433

(Aggregate Market Value of

Contracts $5,695,500)

75

(91,338)

Futures Contracts Sold Short

March 2008 British Pound

March 2008 U.S. Dollar Index

Futures Contracts

Futures Contracts

(Aggregate Market Value of

(Aggregate Market Value of

Contracts $5,688,188)

46

(174,356)

Contracts $30,449,900)

397 $

__________

(212,090)

(Total Aggregate Market Value of Contracts

$17,317,368)

$

____________

(311,108)

10

ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Notional

Unrealized

Principal

Loss

Credit Default Swap Agreement Protection Sold

Dow Jones CDX North

American Investment Grade

Swap Agreement, Series 8

Protection Premium Rate

0.35% Terminating 06/20/12

$

140,000,000 $

__________

(81,679)

*

Non-Income Producing Security.

All or a portion of this security is on loan at December 31,

†

2007.

All or a portion of this security is pledged as equity index

††

swap collateral at December 31, 2007.

ADR – American Depository Receipt

11